SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2010

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statement and Exhibits.

SIGNATURES
EX-10.1
EX-10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2010, Dycom Industries, Inc. (the “Company”) entered into amendments to the employment agreements with H. Andrew DeFerrari and Richard B. Vilsoet (the “Employment Agreements”), a copy of each amendment is attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

The amendments align the Employment Agreements with the employment agreements between the Company and the other senior executives of the Company by providing that all outstanding equity awards held by Mr. DeFerrari and Mr. Vilsoet will fully and immediately vest upon a resignation of employment for “good reason” or a termination of employment without “cause” following a “change in control” of the Company (a so called “double trigger”).  In consideration for entering into the amendments, Mr. DeFerrari and Mr. Vilsoet agreed to waive the right under their respective Employment Agreement to have their outstanding stock options fully and immediately vest upon the occurrence of a change in control (a so called “single trigger”).

The amendments provide that if, during the term of the Employment Agreements, there is a change in control of the Company, the executive’s employment under their Employment Agreement will be extended for an additional two year period following the change in control.  Subject to the executive’s execution and delivery of a general waiver and release, in the event the Company terminates the executive’s employment without cause or the executive resigns his employment for good reason during the two year period following a change in control, all outstanding equity awards held by the executive at the time of his termination of employment will fully and immediately vest and all outstanding performance shares, performance share units or equivalent awards will vest at their target performance levels.

The above summary of the amendments to the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the amendments, a copy of each is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statement and Exhibits.

10.1	Third Amendment to the Employment Agreement between H. Andrew DeFerrari and Dycom Industries, Inc. entered into on May 28, 2010.
10.2	Second Amendment to the Employment Agreement between Richard B. Vilsoet and Dycom Industries, Inc.entered into on May 28, 2010.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 28, 2010

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary

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